UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    May 26, 2005
                                                ______________________________


                            TD Banknorth Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



           Delaware                   000-51179               01-0437984
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine           04112-9540
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01.     Changes in Registrant's Certifying Accountant.
               ---------------------------------------------

     On May 26, 2005, the Audit Committee of the Board of Directors of TD Banknorth Inc. ("TD Banknorth") appointed Ernst & Young LLP, an independent registered public accounting firm, to audit TD Banknorth's consolidated financial statements for the year ending December 31, 2005. The Audit Committee made this decision after evaluating Ernst & Young LLP and considering a requirement of Canadian law that subsidiaries of a Canadian-chartered bank such as The Toronto-Dominion Bank ("TD") have the same independent auditors.

     Ernst & Young LLP is one of the two independent registered public accounting firms which was retained by TD Banknorth to review its interim consolidated financial statements for the first quarter of 2005 following the previously-disclosed resignation of its prior independent registered public accounting firm upon consummation of TD's acquisition of a majority interest in TD Banknorth effective March 1, 2005. As previously disclosed, in connection with the review of its interim results for the first quarter of 2005, TD Banknorth consulted with Ernst & Young LLP, as well as the other independent registered public accounting firm retained by TD Banknorth to review its interim results for the first quarter of 2005, its former independent registered public accounting firm and the Office of Chief Accountant of the Securities and Exchange Commission, regarding the appropriate manner of accounting for the transaction with TD.

     During the two years ended December 31, 2004 and the subsequent period prior to its selection as TD Banknorth's independent registered public accounting firm, TD Banknorth did not consult Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered by it on TD Banknorth's consolidated financial statements, under circumstances where Ernst & Young LLP issued a written report or oral advice that Ernst & Young LLP concluded was an important factor considered by TD Banknorth in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any other matter that would be required to be reported herein.












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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         TD BANKNORTH INC.


                         By: /s/ Peter J. Verrill
                             ------------------------------------------
                             Name:  Peter J. Verrill
                             Title: Senior Executive Vice President and
                                          Chief Operating Officer

Date:  May 27, 2005




































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